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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K
                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report October 7, 1996

                               C-TEC CORPORATION
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             (Exact name of registrant as specified in its charter)
Pennsylvania                                                23-2093008
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(State or other jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)


               105 Carnegie Center, Princeton, New Jersey  08540
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (609) 734-3700
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On October 7, 1996 the Board of Directors of C-TEC Corporation adopted the C-TEC Corporation 1996 Equity Incentive Plan providing equity-based compensation opportunities to its key employees. In addition, the Board of Directors also adopted the C-TEC Corporation 1996 Bonus Plan in order to provide an incentive based short-term bonus program for its key employees as well as serve as a qualified performance-based compensation program under Section 162
(m) of the Internal Revenue Code. Both plans are subject to shareholder approval.


                                SIGNATURES

                                By: /s/ Michael J. Mahoney
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                                Name: Michael J. Mahoney
                                Title: President and Chief Operating Officer


Date: October 11, 1996